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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)  December 9, 1999



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


          PENNSYLVANIA                000-00121               23-1498399
 (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)

       2101 Blair Mill Road, Willow Grove, PA                   19090
      (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5. OTHER EVENTS

     On December 9, 1999, Kulicke and Soffa Industries, Inc. announced the terms of the Convertible Subordinated Notes ("Notes") due December 2006 offered through a private placement to qualified institutional investors and institutional accredited investors. The principal amount of the offered Notes has been increased from $125 million to $150 million with a $25 million over-allotment option. A copy of the press release is filed as Exhibit 99 and incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

Exhibit No.                       Description
-----------                       -----------

   99                   Press Release dated December 9, 1999

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KULICKE AND SOFFA INDUSTRIES, INC.

Date: December 9, 1999                  By: /s/ Clifford G. Sprague
                                            -----------------------------
                                            Clifford G. Sprague,
                                            Senior Vice President
                                            and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

   99                   Press Release dated December 9, 1999

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